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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

SEMI-ANNUAL REPORT

June 30, 2012

Madision Strategic Sector Premium Fund (MSP)

Active Equity Management combined with a Covered Call Option Strategy

Madison Asset Management, LLC
www.madisonfunds.com

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Table of Contents
Review of Period	2
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Other Information	18
Dividend Reinvestment Plan	19

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Review of Period
What happened in the market during the first half of 2012?

Equity markets continue to be heavily influenced by global macroeconomic and geopolitical events, in both positive and negative directions. The first three months of the year witnessed the largest quarterly gain in the S&P 500 since 1998 as the market continued its resurgence which began in October 2011. A seeming stabilization of the Euro debt crisis through higher central bank liquidity and debt guarantees had investors moving back into riskier asset classes. Better US economic data centered on improving employment and a potential bottoming of the housing market also fueled the markets higher. With no "Arab Spring" like event occurring during this year, the geopolitical front was rather tame. All of the bullishness came to halt as the market corrected sharply in April and May 2012 on renewed Euro fears, this time centered on Spain, concerns over China’s slowing growth and a loss of US economic momentum. Investors, again, flocked out of equities and back into the relative, yet low yielding, safety of cash and fixed income investments. The six month period ended on a positive note with a rebound in June, however, this was seemingly on the dual hope that Europe had produced another temporary solution to its crisis and that another round of quantitative easing from the Federal Reserve would be around the corner. We view likelihood of success of both with a heavy dose of skepticism. For the full six month period, the S&P 500 rose 9.49% while the S&P BuyWrite Index (BXM), representing a passive covered call strategy on the S&P 500, rose 4.78%.

As investors moved from a "risk on" posture early during the first quarter to a "risk off" posture during the second quarter, sector leadership during the full six month period was inconsistent. Cyclical and higher beta sectors such as Information Technology, Financials and Consumer Discretionary led performance during the market rally but were among the worst performers during the correction phase. Similarly, defensive sectors such as Utilities, Telecommunication Services and Consumer Staples lagged early in the year and held up well as the markets fell during the second quarter. This led to the appearance of rather balanced sector performance over the full six month period, however the timing of performance among various sectors was anything but balanced. The Energy sector underperformed throughout the first six months of the year as crude oil prices peaked early in the year and declined over 25% from the peak to the end of June 2012. Individual stock correlations have remained relatively high as underlying company fundamentals were less pertinent to stock performance as macro issues. This environment has been challenging for our stock selection focus which relies more heavily on identifying attractive fundamental characteristics for the fund’s equity holdings.

As equity markets began a six month rally in October 2011, market volatility, which typically moves in the opposite direction, began a steady decline. The April/May 2012 market correction caused volatility to surge briefly, however, the June 2012 rebound moved it lower once more. Low volatility results in lower call option premiums and can, at extremes, signal a level of complacency in equity markets. Given the continuing instability in Europe and lackluster global economic outlook, complacency can be somewhat dangerous. Complacency concerns were somewhat evidenced in the higher levels of put option premiums relative to call option which suggests that the price of protection against a market decline had risen during the first half of the year.

How did the fund perform given the marketplace conditions during the first six months of 2012?

For the six-months ending June 30, 2012, the fund’s Net Asset Value (NAV) rose 5.39%, ahead of the CBOE S&P BuyWrite Index (BXM) return of 4.8% but lagging the S&P 500 return of 9.5%. The fund’s market price rose 8.33%, narrowing the discount to NAV. During the early months of the year the fund tracked the S&P 500 performance and significantly outpaced the BXM index, however, as the market rally matured and the hedging aspect of the covered call strategy increased, the fund began lagging the S&P 500 while maintaining an advantage over the BXM. During this period, the fund benefitted from its exposure to cyclical sectors such as Information Technology and Consumer Discretionary and also from a strong rebound in the Financials sector. As the market corrected in April and May 2012, the same cyclical sectors which had performed

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Review of Period (continued)

well earlier, became the areas of most aggressive selling. The fund’s heightened exposure to these sectors and lesser exposure to traditionally defensive sectors, resulted in a narrowing of the fund’s outperformance relative to the BXM. As mentioned earlier, as stock correlations moved higher, many of the fund’s higher quality positions were tainted along with companies of lesser quality. As such, the defensiveness of maintaining high quality companies was not as beneficial during this relatively short correction phase. Despite the market extremes during the period, the fund held up well relative to its benchmarks.

Describe the fund’s portfolio equity and option structure.

As of June 30, 2012, the fund held 42 equity securities and unexpired call options had been written against 62% of the fund’s stock holdings. The relatively low level of stock positions fully covered by call options reflected an effort to allow holdings to participate in a market rebounded. During the six-month period, the fund generated premiums of $2.8 million from its covered call and put writing activities. It is the strategy of the fund to write "out-of-the-money" call options, as of June 30, 71% of the fund’s call options (42 of 59 different options) remained "out-of-the-money." (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). Of the 59 option positions, 6 are put options which have been sold against existing equity holdings that also have covered call options written. The writing of out-of-the-money put options allows the fund to increase the level of income generated and provides for a lower entry point for adding to existing equity holdings. The cash potentially required to purchase additional shares of the underlying stocks in the event a put option is assigned is segregated from other cash and held in separated short term treasury securities.

Which sectors are prevalent in the fund?

From a sector perspective, MSP’s largest exposure as of June 30, 2012 was to the Health Care sector, followed by Information Technology (and technology related), Financials, Consumer Discretionary and Energy. The fund had small, under-weight holdings in the Materials and Industrial sectors and had no positions in the Consumer Staples, Telecommunication Services and Utilities sectors, which although defensive in nature, typically provide less attractive call writing opportunities.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/12
Consumer Discretionary	9.5%
Energy	6.8%
Financials	14.8%
Health Care	22.7%
Industrials	1.9%
Information Technology	21.5%
Materials	1.3%
Investment Companies	4.8%
US Treasury Bills	6.2%
US Treasury Note	0.9%
Cash & Other	9.6%

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy generally strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects,  we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid investments for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Review of Period (concluded)

some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund for the remainder of 2012?

While we maintain a cautiously optimistic outlook over the longer term, the remainder of 2012 may continue to be unsettled. We believe that the Euro debt crisis will remain a highly troubling factor in terms of its negative impact on global growth and investor sentiment. Europe remains in recession and its ability to extricate itself from the current situation is very uncertain. In addition, the emerging markets show signs of slowing. There is a great deal of concern over China’s economy and its ability to jump start the rest of the world’s growth. And finally, while US economic conditions had been slowly improving, recent data suggests that growth may be stalling and uncertainty surrounding the upcoming presidential election and the potentially negative impact of the so-called "fiscal cliff" are keeping investors solidly on the sidelines. On the positive side, we have historically low global interest rates which, while not having the stimulative effect that many would have envisioned, are providing liquidity that is keeping the global economic mechanism from completely seizing. Corporate profits and profit margins, particularly in the US, remain quite strong and companies continue to maintain high cash balances and strong balance sheets in general. Over the short term, equity markets will continue to be driven by macro factors and will be heavily data dependent. This typically means an ebbing and flowing of markets as economic and/or geopolitical news impacts investment decisions in both positive and negative directions. Longer term, we remain optimistic with respect to the equity markets as global economic conditions improve beyond the current turmoil. As such, we believe the fund will continue to be positioned in a relatively defensive manner, protecting as best possible with high quality underlying equity holdings with call option premium support and additional put writing as opportunities present. Following expected bouts of market euphoria, the fund will likely become more defensive and following market corrections, the fund will advantageously become somewhat more aggressive.

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Google Inc., Class A	3.91%
State Street Corp.	3.61%
Target Corp.	3.14%
Best Buy Co. Inc.	3.11%
Apache Corp.	2.96%
Mylan Inc.	2.88%
St Jude Medical Inc.	2.69%
Teva Pharmaceutical Industries Ltd., ADR	2.66%
Schlumberger Ltd.	2.62%
Zimmer Holdings Inc.	2.60%

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Portfolio of Investments | June 30, 2012 (unaudited)
	Shares	Value
COMMON STOCK - 80.7%**
Consumer Discretionary - 9.8%
American Eagle Outfitters Inc.	18,000	$ 355,140
Best Buy Co. Inc.	110,000	2,305,600
Kohl’s Corp.	35,000	1,592,150
Staples Inc.	50,000	652,500
Target Corp.	40,000	2,327,600
		7,232,990
Energy - 7.0%
Apache Corp.	25,000	2,197,250
Canadian Natural Resources Ltd.	40,000	1,074,000
Schlumberger Ltd.	30,000	1,947,300
		5,218,550
Financials - 15.2%
Affiliated Managers Group Inc.*	15,000	1,641,750
Bank of America Corp.	199,800	1,634,364
Goldman Sachs Group Inc.	14,000	1,342,040
JPMorgan Chase & Co.	30,400	1,086,192
Morgan Stanley	70,000	1,021,300
State Street Corp.	60,000	2,678,400
Wells Fargo & Co.	55,000	1,839,200
		11,243,246
Health Care - 23.3%
Celgene Corp.*	25,000	1,604,000
Community Health Systems Inc.*	50,000	1,401,500
Laboratory Corp. of America Holdings*	20,000	1,852,200
Medtronic Inc.	40,000	1,549,200
Mylan Inc.*	100,000	2,137,000
Pfizer Inc.	39,800	915,400
St Jude Medical Inc.	50,000	1,995,500
Stryker Corp.	35,000	1,928,500
Teva Pharmaceutical Industries Ltd., ADR	50,000	1,972,000
Zimmer Holdings Inc.	30,000	1,930,800
		17,286,100
Industrials - 1.9%
Norfolk Southern Corp.	20,000	1,435,400

Information Technology - 22.1%
Adobe Systems Inc.*	20,000	647,400
Altera Corp.	20,000	676,800
Apple Inc.*	2,200	1,284,800
Applied Materials Inc.	90,000	1,031,400
Cisco Systems Inc.	100,000	1,717,000
EMC Corp.*	30,000	768,900
Facebook Inc.-A*	25,000	778,000
Flextronics International Ltd.*	184,900	1,146,380
FLIR Systems Inc.	80,000	1,560,000
	Shares	Value
Google Inc., Class A*	5,000	$ 2,900,350
Hewlett-Packard Co.	60,000	1,206,600
Microsoft Corp.	50,000	1,529,500
Symantec Corp.*	80,000	1,168,800
		16,415,930
Materials - 1.4%
Freeport-McMoRan Copper & Gold Inc.	30,000	1,022,100

Total Common Stock (Cost $66,800,789)		59,854,316
INVESTMENT COMPANIES - 4.9%
SPDR S&P MidCap 400 ETF Trust	10,000	1,713,000
Powershares QQQ Trust Series	30,000	1,924,800
Total Investment Companies (Cost $3,634,103)		3,637,800
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.2%
U.S. Treasury Bills - 6.3%
0.07%, 8/23/12	$ 550,000	549,939
0.14%, 9/20/12	750,000	749,762
0.12%, 10/18/12	300,000	299,886
0.12%, 11/15/12	2,000,000	1,999,057
0.13%, 1/10/13	625,000	624,559
0.14%, 2/7/13	475,000	474,585
		4,697,787
U.S. Treasury Note - 0.9%
1.5%, 7/15/12	700,000	700,383
Total U.S. Government and Agency Obligations (Cost $5,398,170)		5,398,170
Repurchase Agreement - 9.9%
With U.S. Bank National Association issued 6/29/12 at 0.01%, due 7/2/12, collateralized by $7,468,110 in Freddie Mac Gold Pool #E99143 due 9/1/18. Proceeds at maturity are $7,321,552 (Cost $7,321,546)		7,321,546
TOTAL INVESTMENTS - 102.7% (Cost $83,154,608)		76,211,832
NET OTHER ASSETS AND LIABILITIES - 0.0%		19,885
TOTAL CALL & PUT OPTIONS WRITTEN - (2.7%)		(2,037,110)
TOTAL ASSETS - 100.0%		$74,194,607

*	Non-income Producing
**	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt
ETF	Exchange Traded Fund

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Portfolio of Investments (continued)

Call Options Written	Contracts (100 Shares Per Contract	Expiration Date	Strike Price	Market Value
Adobe Systems Inc.	200	October 2012	$ 35.00	$ 20,400
Affiliated Managers Group Inc.	100	December 2012	110.00	86,500
Altera Corp.	200	December 2012	35.00	51,500
American Eagle Outfitters Inc.	180	August 2012	15.00	86,400
Apache Corp.	150	July 2012	105.00	150
Apache Corp.	50	October 2012	110.00	1,475
Apple Inc.	22	August 2012	625.00	19,360
Applied Materials Inc.	600	July 2012	13.00	600
Applied Materials Inc.	300	July 2012	14.00	300
Bank of America Corp.	500	August 2012	9.00	8,750
Bank of America Corp.	500	November 2012	8.00	48,250
Bank of America Corp.	400	November 2012	10.00	10,600
Best Buy Co. Inc.	300	September 2012	27.00	14,550
Canadian Natural Resources Ltd.	200	September 2012	43.00	1,000
Celgene Corp.	100	January 2013	67.50	40,750
Cisco Systems Inc.	200	July 2012	21.00	200
Cisco Systems Inc.	300	January 2013	17.50	35,700
Community Health Systems Inc.	300	December 2012	24.00	172,500
EMC Corp.	200	January 2013	26.00	40,800
Facebook Inc.	250	December 2012	32.00	95,000
Flextronics International Ltd.	500	July 2012	7.00	750
FLIR Systems Inc.	150	July 2012	26.00	750
Freeport-McMoRan Copper & Gold Inc.	150	November 2012	36.00	29,250
Goldman Sachs Group Inc.	70	July 2012	105.00	2,345
Google Inc.	16	September 2012	625.00	17,840
Hewlett-Packard Co.	400	November 2012	24.00	15,400
JPMorgan Chase & Co.	200	December 2012	36.00	58,100
Kohl’s Corp.	200	July 2012	50.00	1,000
Kohl’s Corp.	150	January 2013	52.50	13,500
Laboratory Corp. of America Holdings	100	November 2012	90.00	62,500
Medtronic Inc.	250	August 2012	41.00	6,250
Medtronic Inc.	150	January 2013	39.00	33,975
Microsoft Corp.	300	July 2012	28.00	79,950
Microsoft Corp.	200	October 2012	33.00	10,200
Mylan Inc.	300	July 2012	25.00	600
Mylan Inc.	300	October 2012	24.00	8,250
Norfolk Southern Corp.	200	December 2012	70.00	107,000
Powershares QQQ Trust Series	200	August 2012	64.00	36,300
Powershares QQQ Trust Series	100	September 2012	63.00	30,400
Schlumberger Ltd.	220	August 2012	80.00	1,760
SPDR S&P MidCap 400 ETF Trust	50	September 2012	176.00	21,750
SPDR S&P MidCap 400 ETF Trust	50	September 2012	183.00	7,875
St Jude Medical Inc.	250	October 2012	42.50	35,625
Staples Inc.	150	September 2012	16.00	1,125
Staples Inc.	250	September 2012	17.00	1,250

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Portfolio of Investments (concluded)

Call Options Written	Contracts (100 Shares Per Contract	Expiration Date	Strike Price	Market Value
State Street Corp.	300	August 2012	$ 44.00	$ 60,450
Stryker Corp.	150	December 2012	55.00	50,250
Symantec Corp.	300	October 2012	18.00	3,750
Target Corp.	200	July 2012	52.50	115,000
Target Corp.	200	October 2012	57.50	51,700
Teva Pharmaceutical Industries Ltd.	250	September 2012	47.50	2,250
Wells Fargo & Co.	250	July 2012	29.00	111,875
Wells Fargo & Co.	150	October 2012	33.00	31,725
Total Call Options Written (Premiums received $2,460,825)				$1,745,530

Put Options Written
Apple Inc.	22	August 2012	575.00	45,980
Cisco Systems Inc.	200	July 2012	19.00	38,600
EMC Corp.	200	January 2013	23.00	24,300
Facebook Inc.	250	December 2012	27.00	67,500
Microsoft Corp.	200	October 2012	31.00	36,600
Symantec Corp.	300	October 2012	17.00	78,600
Total Put Options Written (Premiums received $321,237)				$ 291,580
Total Value Options Written (Premiums received $2,782,062)				$2,037,110

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Statement of Assets and Liabilities | June 30, 2012 (unaudited)

ASSETS
Investments, at value (Notes 1 and 2)
Short term investments	$12,719,716
Investment securities	63,492,116
Total investments (cost $83,154,608)	76,211,832
Receivables
Dividends and interest	93,044
Total assets	76,304,876

LIABILITIES
Options written, at value (premiums received of $2,782,062)	2,037,110
Payables
Management fees	47,885
Service fees	7,699
Administration	1,496
Fund accounting	1,579
Auditor fees	10,000
Independent trustee fees	4,500
Total liabilities	2,110,269

NET ASSETS	$74,194,607

Net assets consist of:
Paid in capital	98,328,935
Accumulated net realized loss on investments and options transactions	(14,744,491)
Net unrealized depreciation on investments and options transactions	(6,404,676)
Accumulated net investment loss	(2,985,161)
Net assets	$74,194,607

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized,$.01 par value per share (Note 8)	5,798,291

NET ASSET VALUE PER SHARE	$12.80

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Statement of Operations | For the six-months ended June 30, 2012 (unaudited)

INVESTMENT INCOME (Note 1)
Interest income	$ 2,575
Dividend income	399,422
Total investment income	401,997

EXPENSES (Notes 3 and 4)
Investment advisory	303,712
Administration	9,491
Fund accounting	9,880
Auditor fees	10,000
Independent trustee fees	9,000
Service	29,964
Total expenses	372,047

NET INVESTMENT INCOME	29,950

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	214,931
Options	1,602,350
Net unrealized appreciation (depreciation) on:
Investments	2,004,464
Options	145,925

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	3,967,670

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,997,620

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 29,950	$ 8,232
Net realized gain on investments and options transactions	1,817,281	5,223,827
Net unrealized appreciation (depreciation) on investments and options transactions	2,150,389	(7,561,472)
Net increase (decrease) in net assets resulting from operations	3,997,620	(2,329,413)

DISTRIBUTION TO SHAREHOLDERS (Note 4)
From and in excess of net investment income	(3,015,111)	(8,232)
From net capital gains	–	(5,487,017)
From return of capital	–	(534,974)
Total distributions	(3,015,111)	(6,030,223)

CAPITAL SHARE TRANSACTIONS	–	–

NET INCREASE (DECREASE) IN NET ASSETS	982,509	(8,359,636)

NET ASSETS
Beginning of period	$73,212,098	$81,571,734
End of period ((including distributions in excess of net investment income of ($2,985,161) and ($0), respectively)	$74,194,607	$73,212,098

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Financial Highlights
Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.63	$14.07	$13.83	$10.75	$17.52	$20.25
Investment operations:
Net investment income (loss)5	0.01	0.003	(0.03)	(0.03)	0.03	0.28
Net realized and unrealized gain (loss) on investments and options transactions	0.68	(0.40)	1.31	4.26	(5.30)	(1.21)
Total from investment operations	0.69	(0.40)	1.28	4.23	(5.27)	(0.93)
Less distributions:
From and in excess of net investment income	(0.52)	(0.00)3	–	–	(0.03)	(0.28)
From capital gains	–	(0.94)	–	(1.15)	(1.47)	(1.52)
Return of capital	–	(0.10)	(1.04)	–	–	–
Total distributions	(0.52)	(1.04)	(1.04)	(1.15)	(1.50)	(1.80)
Net asset value, end of period	$12.80	$12.63	$14.07	$13.83	$10.75	$17.52
Market value, end of period	$11.02	$10.64	$12.82	$12.23	$8.75	$15.53
Total investment return
Net asset value (%)	5.39	(2.80)	9.79	41.21	(31.94)	(5.07)
Market value (%)	8.33	(9.24)	14.01	55.81	(36.18)	(16.85)
Ratios and supplemental data
Net assets, end of period (thousands)	$74,195	$73,212	$81,572	$80,178	$62,333	$101,607
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	0.974	0.98	0.98	1.04	1.07	0.98
Total expenses, including interest expense (%)	0.974	0.98	0.98	1.23	1.50	0.98
Net investment income, including interest expense (%)	0.084	0.01	(0.20)	(0.27)	0.19	1.41
Ratios to Average Managed Assets:1
Total expenses, excluding interest expense (%)	–	–	–	0.97	0.96	–
Total expenses, including interest expense (%)	–	–	–	1.13	1.35	–
Net investment income, including interest expense (%)	–	–	–	(0.25)	0.17	–
Portfolio turnover (%)	34	83	61	25	41	93
Senior Indebtedness
Outstanding balance, end of period (thousands)	–	–	–	–	10,000	–
Average outstanding balance during the period (thousands)	–	–	–	5,671	9,706	–
Average fund shares during the period (thousands)	–	–	–	5,798	5,798	–
Average indebtedness per share	–	–	–	0.98	1.67	–
Asset coverage per $1,000 of indebtedness	–	–	–	–	7,2332	–

1Managed assets is equal to net assets plus average outstanding leverage for periods prior to 2012.
2Calculated by subtracting the fund’s total liabilities (not including borrowings) from the fund’s total assets and dividing by the total borrowings at year-end.
3Amount is greater than 0, but less than one penny.
4Annualized.
5Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Notes to Financial Statements | June 30, 2012

Note 1 – Organization.

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the "Adviser"), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options and, to a lesser extent, writing out of the money put options, on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Portfolio Valuation
Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and options which are valued at the mean between the best bid and best ask price across all option exchanges utilizing the closing price of the underlying security, the foreign exchange rate and the ADR ratio. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Notes to the Financial Statements (continued)

yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2012:
Description	Level 1	Level 2	Level 3	Value at 6/30/12
Assets:
Common Stocks	$59,854,316	$ –	$ –	$59,854,316
Investment Companies	3,637,800	–	–	3,637,800
U.S. Government and Agency Obligations	–	5,398,170	–	5,398,170
Repurchase Agreement	–	7,321,546	–	7,321,546
Total	$63,492,116	$12,719,716	$ –	$76,211,832

Liabilities:
Written options	$ 2,037,110	$ –	$ –	$ 2,037,110
Total	$ 2,037,110	$ –	$ –	$ 2,037,110
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

There were no transfers between classification levels during the six-months ended June 30, 2012. As of and during the six-months ended June 30, 2012, the Fund did not hold securities deemed as a Level 3.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund and their effect as presented on the Statement of Assets and Liabilities as of June 30, 2012:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	--	--	Options written	$2,037,110

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2012:

	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts – options	$1,602,350	$145,925

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Notes to the Financial Statements (continued)

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of these FASB and IASB pronouncements was to  converge guidance on fair value measurements and disclosures. The effective date of ASU 2011-04 is for Interim and annual periods beginning after December 15, 2011. The fund has adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets And Liabilities." These common disclosure requirements contained in ASU 2011-11 are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies intend to mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Investment Adviser is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

(c) Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreements
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

In April 2011, the FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing". These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Investment Adviser has determined that the updated standards have no material impact on the fund’s financial statements.

(e) Clarification of Investment Strategy
Although the fund’s investment adviser believes that, under normal conditions, at least 80% of the Fund will be invested in equity securities, it believes that when options are exercised and portfolio securities are called away in exchange for cash, it may not be in the interest of the Fund to immediately invest its cash. Additionally, during periods when the fund’s investment adviser believes the stock markets in general are overvalued or when there is perceived domestic or global economic or political risk or when investments in equity securities bear an above average risk of loss, the investment adviser will delay investment of some or all of the Fund’s cash until such periods have ended. Thus, in the investment adviser’s

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Notes to the Financial Statements (continued)

discretion, the Fund’s cash may be held for temporary defensive purposes, and such cash holdings might represent a material percentage of the Fund’s portfolio. These periods may last for a few weeks or even for a few months, until more attractive market conditions exist.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC (the "Adviser"), the Adviser, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets on the first $500 million of assets, and 0.60% of the Fund’s average daily managed assets on assets in excess of $500 million.

Under a separate Services Agreement, Madison Investment Advisors, LLC ("MIA"), an affiliate of the Adviser, provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, provided to the Fund. Such services include transfer agent, custodian, legal, and other operational expenses. These fees are accrued daily and are capped at 0.18% of the Fund’s average daily net assets. MIA has assumed responsibility for payment of all expenses greater than 0.18% of average daily net assets other than investment expenses such as brokerage commission costs or interest and fees on loans. This expense cap will terminate in July 2013 unless renewed at that time.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

For all open tax years, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

As of December 31, 2011, for federal income tax purposes, the Fund had available $16,494,336 of capital loss carryovers which can be used to offset future capital gains. These capital loss carryovers will expire on December 31, 2018. Such capital loss carryforward ("CLCF") cannot be utilized prior to the utilization of new CLCF, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its current year realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Notes to the Financial Statements (continued)

Information on the tax components of investments, excluding option contracts, as of June 30, 2012 is as follows:

Aggregate Cost	$83,154,608
Gross unrealized appreciation	2,256,061
Gross unrealized depreciation	(9,405,688)
Net unrealized depreciation	$(7,149,627)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2011 and 2010, the tax character of distributions paid to shareholders was $5,495,249 ordinary income and $534,974 return of capital for 2011 and $6,030,223 return of capital for 2010.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated net investment loss	$ (2,985,161)
Accumulated net realized losses	(14,744,491)
Net unrealized depreciation on investments	(6,404,676)
$(24,134,328)

Note 5 – Investment Transactions.

During the six-months ended June 30, 2012, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,516,419 and $27,137,211, respectively. No long-term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends and put option writing.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium is deducted from the cost of the security purchased.

Transactions in option contracts during the six-months ended June 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding beginning of period	19,467	$3,929,917
Options written during the period	13,253	2,824,772
Options expired during the period	(7,476)	(1,496,603)
Options closed during the period	(3,722)	(681,814)
Options assigned during the period	(8,592)	(1,794,210)
Options outstanding end of period	12,930	$2,782,062

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2012.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the six-months ended June 30, 2012 and years ended December 31, 2011 and 2010, respectively.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Notes to the Financial Statements (concluded)

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with U.S. Bank, N.A. to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. The Fund did not draw on the facility during the six-months ended June 30, 2012 and the full facility is available as of June 30, 2012. No fees were paid for non-use of the facility.

Note 10 – Discussion of Risks.

Please see the Fund’s original prospectus for a discussion of risks associated with investing in the Fund.  While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word "security" itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

Note 11 – Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund’s financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Other Information

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 20, 2011, is available upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

MSP | Madison Strategic Sector Premium Fund | June 30, 2012

Dividend Reinvestment Plan | June 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the "Plan") in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-877-373-6374.

Board of Trustees
Philip E. Blake
Frank Burgess
Katherine L. Frank
James Imhoff, Jr.
Lorence Wheeler

Officers
Katherine L. Frank President
Frank Burgess Vice President
Jay Sekelsky Vice President
Paul Lefurgey Vice President
Ray DiBernardo Vice President
W. Richard Mason Chief Compliance Officer & Asst. Secretary
Greg Hoppe Treasurer
Holly S. Baggot Secretary & Assistant Treasurer
Pam Krill General Counsel, Chief Legal Officer & Asst. Secretary

Investment Adviser
Madison Asset Management, LLC 550 Science Drive Madison, WI 53711
Administrator
Madison Investment Advisors, LLC 550 Science Drive Madison, WI 53711
Custodian
U.S. Bank, N.A. Milwaukee, Wisconsin
Transfer Agent
Computershare Investor Services, LLC Canton, Massachusetts
Independent Registered Public Accounting Firm
Grant Thornton LLP Chicago, Illinois

Question concerning your shares of Madison Strategic Sector Premium Fund?

If your shares are held in a Brokerage Account, contact your Broker

If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A Canton, MA 02021

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In August 2012, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principle executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principle executive and principle financial officer have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Madison Asset Management, LLC
550 SCIENCE DRIVE
MADISON, WI 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: August 24, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: August 24, 2012